EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 of Inco Limited (the “registrant”) as filed with the Securities and Exchange Commission on the date hereof (the “report”), we, Scott M. Hand, Chairman and Chief Executive Officer, and Farokh S. Hakimi, Executive Vice President and Chief Financial Officer, of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
      (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
      (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

August 3, 2005	By: /s/ S.M. Hand S.M. Hand Chairman and Chief Executive Officer

By: /s/ F.S. Hakimi Farokh S. Hakimi Executive Vice President and Chief Financial Officer